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                                                                    Exhibit 10.8

                              CONSENT AND AMENDMENT
                                     TO THE
                           LOAN AND SECURITY AGREEMENT

                  This AMENDMENT, dated as of June 25, 1999 (the "Amendment"), to the Loan and Security Agreement, dated April 30, 1998 (the "Agreement"), by and among The Cerplex Group, Inc., Aurora Electronics Group, Inc., Cerplex, Inc. and Cerplex Mass, Inc. (jointly and severally, the "Borrower") and Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") as successor in interest to the predecessor lender party, Greyrock Business Credit, a division of NationsCredit Commercial Corporation. The terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Agreement.


                                    RECITALS:

         WHEREAS, the Borrower hereby requests the consent of WCAS VII to the amendment set forth herein; and

         WHEREAS, WCAS VII has agreed, subject to the terms and conditions of this Agreement, to such amendment.

         NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Borrower and WCAS VII agree as follows:

         1. The introduction paragraph of the Agreement shall be amended to add the following after the last sentence:

                  "In the event that GBC sells and assigns its rights under this Agreement, the party succeeding to GBC's rights and powers hereunder shall be referred to as "GBC" or the "Lender"; it being understood and agreed that the use of the term "Lender" in lieu of the term "GBC" to refer to any successor party shall in no manner be construed to divest such party of any rights or powers of GBC hereunder."


         2. Section 1.1 of the Agreement shall be amended to add the following phrase to the end of the section:

                  "As of the Amendment Effective Date, and notwithstanding anything to the contrary expressed or implied herein, in the Schedule hereto or in any other




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                  document executed at any time and from time to time and
                  delivered in connection herewith, Lender shall have no further commitment to extend sums under the Revolving Loans and the Revolving Loans will be terminated on the Amendment Effective Date; PROVIDED; HOWEVER, that any amounts outstanding under the Revolving Loans shall, as of the Amendment Effective Date, be converted into a term loan (the "Additional Term Loan"), subject to those terms and conditions set forth in Section 1.1 of the Schedule. It is the intention of the Borrower and the Lender that any and all advances heretofore made as Revolving Loans shall, notwithstanding the conversion of the Revolving Loans into the Additional Term Loan, once so converted, be, and for all purposes be deemed to be, one and the same loan extended to the Borrower."

         3. Section 1.2 of the Agreement shall be amended such that the last two sentences of Section 1.2 are deleted and replaced by the following:

                            "Commencing on May 31, 1998, and continuing on the
                           last day of each succeeding month, accrued interest on all Loans and other monetary Obligations shall be payable monthly; PROVIDED, HOWEVER, that, commencing with accrued interest payable on July 31, 1999, and in the case of all accrued interest payable with respect to periods occurring thereafter, accrued interest on all Loans and other monetary Obligations shall be payable "in kind"; that is to say, interest shall be paid by the addition to the principal amount of all Loans and other monetary Obligations of an amount equal to the amount of such accrued interest. Any accrued interest so added to principal shall bear interest at the same rate as the principal under any Loan or other monetary Obligation."

         4. Section 8 of the Agreement shall be amended to include the following definitions:

                  (a) "Amendment" shall refer to the Amendment, dated as of June 25, 1999, to this Agreement, by and among the Borrower and the Lender.

                  (b) "Amendment Effective Date" shall mean the date on which the Amendment shall be executed by all parties thereto.

         5.       The Schedule to the Agreement shall be amended as follows:

                  (a)      section 1.1 shall be amended such that:

                           (1) the phrase "to GBC concurrently herewith" on the fourth and fifth lines is deleted and replaced by the phrase: "to the Lender on the Amendment Effective Date" and;


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                           (2) the first full paragraph on the second page
                           (beginning with "Borrower may borrow") is amended and restated in its entirety as follows:

                           "ADDITIONAL TERM LOAN. As a result of the Revolving Loans having been converted into the Additional Term Loan as of the Amendment Effective Date and Lender no longer being required to extend loans pursuant to the terms and conditions of the Revolving Loans, an additional term loan (the "Additional Term Loan"), consisting of $9,024,896.72, being the entire amount outstanding under the Revolving Loans as of the Amendment Effective Date, which shall be payable at the Maturity Date and bear interest at the Interest Rate. The Additional Term Loan shall be evidenced by a promissory note (the "Additional Promissory Note") in the form attached to this Schedule as Exhibit B.

                            The Term Loan and the Additional Term Loan shall
                           constitute "Loans" for all purposes of this Agreement."

                  (b) section 1.2 shall be amended and restated in its entirety as follows:

                           "The interest rate (the "Interest Rate") in effect throughout each calendar month during the term of this agreement shall be the thirty day LIBOR Rate in effect on the first day of each month, plus 1.75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. LIBOR Rate has the meaning set forth in Section 8 above."

                  (c)      section 6.1 shall be amended as follows:

                           "APRIL 30, 1999" shall be replaced by "The maturity date of the Loans (the "Maturity Date") shall be APRIL 1, 2001"

         6. The parties hereto consent and agree to the following: (i) on the Amendment Effective Date, Lender will surrender for cancellation the Promissory Note, dated April 30, 1998 (the "Promissory Note"), issued by Borrower in favor of GBC for $36 million, and endorsed by GBC to WCAS VII and
(ii) upon its receipt of the Promissory Note as aforesaid, on the Amendment Effective Date, Borrower will execute, deliver and issue to Lender, two amended and restated promissory notes, dated as of the Amendment Effective Date and in principal amount of $25 million and $11 million, respectively, and, except for making provision for such principal amounts, substantially in the form attached to this Amendment as Exhibits A.1 and A.2 (together, the "Amended and Restated Promissory Notes"). The parties hereto further agree that from and after the Amendment Effective Date, all references in the Agreement and each of the other Loan Documents (as defined below) to the Promissory Note shall be deemed to be references to the Amended and Restated Promissory Notes. (For purposes of this Amendment, "Loan Documents"

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shall refer to the Agreement, the Promissory Note, the Amended and Restated
Promissory Notes, the Additional Promissory Note and any and all documents and instruments executed at any time, and from time to time, in connection with any of the foregoing.

         7. WCAS VII, in its capacity as Lender, hereby consents to the issuance by Borrower of the Demand Promissory Note, dated June 25, 1999, in the amount of $4,975,103.28, to WCAS VII .

         8. Except as expressly provided herein, all of the terms and conditions of the Agreement and each of the other Loan Documents shall remain in full force and effect. In furtherance of, but not in limitation of, the preceding sentence of this paragraph, it is acknowledged and agreed that this Amendment is limited strictly to its terms the Lender shall not have any obligation to issue any further amendment with respect to the Agreement or any other matter. Except as expressly provided herein, nothing contained herein shall be, or be deemed to be, a waiver of, or shall in any way impair or prejudice, any rights or powers of the Lender set forth in the Agreement or any of the other Loan Documents.

         9. In order to induce Lenders to enter into this Agreement, the Borrower represents and warrants to the Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in the Agreement are true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

         10. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lender. The rights and obligations of the Borrower hereunder and any interest therein may not be assigned or delegated by any Borrower without the prior written consent of the Lender.

         11. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         12. At any time or from time to time upon the request of WCAS VII, the Borrower will, at its expense, promptly execute, acknowledge and deliver such other documents and do such other acts and things as WCAS VII may reasonably request in order to effect fully the purposes of this Amendment and Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Amendment and the other Loan Documents. In furtherance and not in limitation of the foregoing, the Borrower shall take, and cause each of its subsidiaries to take, such actions as WCAS VII may reasonably request from time to time (including, without



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limitation, the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, landlord's consents and estoppels, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are secured by the Collateral.

         13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         14. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each of the Borrower and the Lender of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



THE CERPLEX GROUP, INC.                     CERPLEX, INC.


By      /s/ RICHARD ALSTON                  By      /s/ RICHARD ALSTON
  --------------------------------            --------------------------------






AURORA ELECTRONICS GROUP, INC.              CERPLEX MASS, INC.


By     /s/ RICHARD ALSTON                   By      /s/ RICHARD ALSTON
  --------------------------------            --------------------------------





WELSH, CARSON, ANDERSON
& STOWE VII, L.P.


By     /s/ RUSSELL L. CARSON
  --------------------------------
        Russell L. Carson
        General Partner